                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      FEBRUARY 15, 2000
                                                -------------------------------


                                 DREAMLIFE, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                    0-15586                    52-1373960
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE            (IRS EMPLOYER
    OF INCORPORATION)                NUMBER)                IDENTIFICATION NO.)

  425 WEST 15TH STREET, SUITE 3R, NEW YORK, NEW YORK   10011
--------------------------------------------------------------------------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (212) 313-9400
                                                   -----------------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99 is a press release of dreamlife, inc. dated February 15, 2000 regarding the launch of the company's website Dreamlife.com.

ITEM 7.  EXHIBITS.


            EXHIBITS                   DESCRIPTION
               99           Press Release issued February 15, 2000



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  DREAMLIFE, INC.

Dated: February 15, 2000           /s/ Philicia G. Levinson
                                  ------------------------
                                  Philicia G. Levinson
                                  Chief Financial Officer


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                                  EXHIBIT INDEX



           EXHIBIT NO.                   DESCRIPTION
               99           Press Release issued February 15, 2000
